UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2019

TRINITY MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38488	82-4173386

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Merchant Street, Suite 1500

Honolulu, HI 96813

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (808) 529-0909

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units	TMCXU	Nasdaq Capital Market
Class A Common Stock	TMCX	Nasdaq Capital Market
Warrants	TMCXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on a Form 8-K filed by Trinity Merger Corp. (“Trinity”) on August 12, 2019, on August 9, 2019, Trinity Sub Inc. (“Broadmark Realty”), a subsidiary of Trinity, a special purpose acquisition company, entered into subscription agreements with entities affiliated with Farallon Capital Management LLC (the “PIPE Investors”). Pursuant to such subscription agreements, among other things, the PIPE Investors will purchase shares of Broadmark Realty common stock from Broadmark Realty and, in connection with such purchase, receive a number of warrants from Broadmark Realty (the “PIPE Warrants”) equal to the number of subscribed for shares of Broadmark Realty common stock. Each PIPE Warrant will entitle the holder thereof to purchase one share of Broadmark Realty common stock at the same exercise price as provided in, and otherwise on substantially the same terms as, the warrants that will be held by public warrant holders of Broadmark Realty (such warrants, the “Public Warrants”) upon closing of that certain definitive merger agreement, entered into on August 9, 2019, for a business combination transaction to create an internally managed, mortgage real estate investment trust (the “Business Combination”) with the Broadmark real estate lending companies and management companies, specialty commercial real estate finance companies providing construciton, land and development financing for commercial and residential properties.

As a closing condition to the Business Combination, holders of at least 65% of the Public Warrants must approve and consent to the amendment of the underlying warrant agreement to remove certain anti-dilution provisions contained therein relating to the payment of cash dividends.  In furtherance of such closing condition, Trinity has proposed to amend the underlying warrant agreement pursuant to the above requirements, as well as amend the underlying warrant agreement to (i) modify each Public Warrant to be exercisable for one-quarter of one share at an exercise price of $2.875 per one-quarter share ($11.50 per whole share) and (ii) entitle each Public Warrant holder (in exchange for the amendment to the cash dividend anti-dilution provision and the reduction in the number of shares for which such Public Warrants are exercisable) to a cash payment of $1.60 per Public Warrant (such amendments, the “Underlying Warrant Amendments”).

On September 19, 2019, Broadmark Realty entered into an amendment with each of the PIPE Investors to amend their respective Subscription Agreements to clarify and conform the Subscription Agreements to reflect the Underlying Warrant Amendments, the form of which amendment to the Subscription Agreements is attached hereto as Exhibit 10.1 (the “PIPE Amendments”).  As a result of the PIPE Amendments, upon consummation of the Business Combination, the PIPE Investors will be entitled to receive, in addition to the shares of Broadmark Realty common stock being purchased by them and the PIPE Warrants, a cash payment of $1.60 for each PIPE Warrant issued by Broadmark Realty pursuant to their respective Subscription Agreement, in addition to providing for a modification to the exercise mechanics and anti-dilution provisions of the PIPE Warrants, consistent with the Underlying Warrant Amendments.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “Entry into a Material Definitive Agreement” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.  The shares of Broadmark Realty common stock and warrants to be issued in connection with the Subscription Agreements (as may be amended from time to time) and the transactions contemplated thereby will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Additional Information

In connection with the proposed transaction, Trinity Sub Inc. has filed a Registration Statement on Form S-4, which includes a preliminary joint proxy statement/prospectus of Trinity Merger Corp.(“Trinity”).  The Registration Statement on Form S-4 remains subject to further amendment and completion.  Following the time the Registration Statement on Form S-4 is declared effective by the Securities and Exchange Commission (“SEC”) and the setting of a record date established for voting on the proposed transaction, Trinity will mail a definitive joint proxy statement/prospectus and other relevant documents to its stockholders and warrant holders.  Investors and security holders of Trinity are advised to read the preliminary joint proxy statement/prospectus, and amendments thereto, and the definitive joint proxy statement/prospectus in connection with Trinity’s solicitation of proxies for its special meetings of stockholders and warrant holders to be held in connection with the proposed business combination transaction because the joint proxy statement/prospectus contains important information about the proposed business combination transaction and the parties to the proposed transaction.  Stockholders and warrant holders will also be able to obtain copies of the Registration Statement and joint proxy statement/prospectus, without charge at the SEC’s website at www.sec.gov or by directing a request to: Trinity Merger Corp., 55 Merchant Street, Suite 1500, Honolulu, HI 96813.

Participants in the Solicitation

Trinity, Trinity Sub Inc. and Broadmark and their respective directors, executive officers, other members of management, employees and others acting on their behalf, under SEC rules, may be deemed to be participants in the solicitation of proxies of Trinity’s stockholders and warrant holders and Broadmark’s members in connection with the proposed transaction.  Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Trinity’s directors and officers in Trinity’s filings with the SEC, including Trinity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 15, 2019, and the names and interests in the proposed transaction of Broadmark’s directors and managers, disclosed in the joint proxy statement statement/prospectus relating to the proposed business combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions.  These forward-looking statements include statements regarding Trinity’s industry, future events, the proposed transaction between Trinity and Broadmark, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts.  These statements are based on the current expectations of Trinity’s management and are not predictions of actual performance.  These statements are subject to a number of risks and uncertainties regarding Trinity’s businesses and the transaction, and actual results may differ materially.  These risks and uncertainties include, but are not limited to, changes in the business environment in which Trinity operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Trinity operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Trinity’s management teams; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the approval of the stockholders of Trinity or Broadmark’s members or a contemplated amendment to Trinity’s outstanding warrants is not obtained; failure to complete the previously disclosed contemplated PIPE financing expected to be completed in connection with the business combination; failure of Broadmark Realty to qualify as a REIT; failure of Broadmark Realty to obtain approval to list its common stock on the NYSE or maintain its listing on the Nasdaq Capital Market; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of Trinity and Broadmark; uncertainty as to the long-term value of Broadmark Realty’s common stock; and those discussed in the Trinity’s Annual Report on Form 10-K for the year ended December 31, 2018 under the heading “Risk Factors”, as updated from time to time by Trinity’s Quarterly Reports on Form 10-Q and other documents of Trinity on file with the SEC or in the joint proxy statement/prospectus relating to the proposed business combination.  There may be additional risks that Trinity presently does not know or that Trinity currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.  In addition, forward-looking statements provide Trinity’s expectations, plans or forecasts of future events and views as of the date of this communication.  Trinity anticipates that subsequent events and developments will cause Trinity’s assessments to change.  However, while Trinity may elect to update these forward-looking statements at some point in the future, Trinity specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing Trinity’s assessments as of any date subsequent to the date of this communication.

Item 9.01	Financial Statements and Exhibits.

(d)	List of Exhibits.

Exhibit No.	Description

10.1	Form of the First Amendment to the Subscription Agreement relating to PIPE Investment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY MERGER CORP.

	By:	/s/ Sean A. Hehir
Date: September 20, 2019
Name:	Sean A. Hehir
Title:	President and Chief Executive Officer